ARK ETF TRUST

ARK Innovation ETF (ARKK)

ARK Genomic Revolution ETF (ARKG)

ARK Autonomous Technology & Robotics ETF (ARKQ)

ARK Next Generation Internet ETF (ARKW)

The 3D Printing ETF (PRNT)

ARK Israel Innovative Technology ETF (IZRL)

ARK Fintech Innovation ETF (ARKF)

Supplement dated March 26, 2021 to the Prospectus and Summary Prospectuses for the ARK ETF Trust dated November 30, 2020, as supplemented.

This Supplement updates certain information contained in the Prospectus and Summary Prospectuses with respect to each of the following series of the ARK ETF Trust: ARK Innovation ETF, ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Next Generation Internet ETF, The 3D Printing ETF, ARK Israel Innovative Technology ETF and ARK Fintech Innovation ETF (collectively, “Funds”). You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 855-406-1506, sending an email request to info@ark-invest.com, or by writing to ARK Investment Management, LLC, 3 East 28th Street, Seventh Floor, New York, New York 10016.

Effective immediately, the Prospectus and Summary Prospectuses are revised as follows:

•	The “Summary Information – Principal Risks – Equity Risk” section of the Prospectus and Summary Prospectus for each Fund is hereby deleted and replaced with the following:

Equity Securities Risk.   The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

Special Purpose Acquisition Companies (SPACs). The Fund may invest in stock of, warrants to purchase stock of, and other interests in SPACs or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

•	The “Additional Information about the Funds’ Investment Strategies and Risks – Principal Risks – Principal Risks Applicable to all Funds – Equity Risk” section of the Prospectus is hereby deleted and replaced with the following:

Equity Risk. The value of the equity securities that a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of such securities participate or factors relating to specific companies in which a Fund invests. An unfavorable earnings report or a failure to make anticipated dividend payments by an issuer whose securities are held by the Fund may affect the value of the Fund’s investment. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

Special Purpose Acquisition Companies (SPACs). The Funds may invest in stocks of, warrants to purchase stock of, and other interests in SPACs or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Because SPACs and similar entities are so-called “blank check companies” and do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. An investment in a SPAC or similar entity is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving a Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

•	The first and second sentences of the “Additional Information about the Funds’ Investment Strategies and Risks – Additional Investment Strategies – Actively-Managed Funds” section of the Prospectus are hereby deleted.

•	The last two paragraphs of the “Additional Information about the Funds’ Investment Strategies and Risks – Additional Investment Strategies – All Funds” section of the Prospectus are hereby deleted.

Please retain this supplement for future reference.